SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, MD 20815

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (301) 968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2006, The Mills Corporation (“TMC”) reached a settlement with Gazit-Globe Ltd. (“Gazit-Globe”), a beneficial owner of approximately 9.7% of the outstanding common stock of TMC, in connection with litigation between TMC and Gazit-Globe concerning TMC’s 2006 annual meeting of stockholders. Gazit-Globe agreed to cease its proposed solicitation of proxies for the election of its candidates to the TMC Board of Directors at the 2006 annual meeting of stockholders. TMC agreed to nominate two candidates who had been proposed by Gazit-Globe, John N. Hagan and Keith M. Locker, for election to the TMC Board at the 2006 annual meeting of stockholders. In addition, TMC agreed to nominate Mark S. Ordan, currently Chief Executive Officer and President of TMC, for election and S. Joseph Bruno for reelection to the TMC Board at the 2006 annual meeting of stockholders.

The settlement is memorialized in a Stipulated Final Order entered by the Delaware Chancery Court on December 5, 2006, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference. Under the terms of the Stipulated Final Order:

•	TMC will hold its 2006 annual meeting on December 29, 2006;

•	the 2006 annual meeting will not be postponed, adjourned, or otherwise rescheduled;

•	the record date for the 2006 annual meeting will be December 1, 2006;

•	the shares of stock represented at the 2006 annual meeting, either in person or by proxy, and entitled to vote thereat, will constitute a quorum for the purpose of the 2006 annual meeting, notwithstanding any provision in TMC’s certificate of incorporation or bylaws to the contrary;

•	at the 2006 annual meeting, Jon N. Hagan, Keith M. Locker, Mark S. Ordan and S. Joseph Bruno will stand for election to the director class that will next stand for election in 2009;

•	no other nominees will stand for election at the 2006 annual meeting;

•	no business will be conducted at the 2006 annual meeting other than (a) the election of directors and (b) ratification of the selection of TMC’s independent auditor; and

•	the parties issued a joint press release, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

In connection with the settlement of the litigation, Gazit-Globe entered into a confidentiality and standstill agreement with TMC, dated December 5, 2006 (the “Confidentiality and Standstill Agreement”), pursuant to which Gazit-Globe agreed, among other things, that until the earlier of (a) March 30, 2007 and (b) the date on which TMC enters into, or publicly recommends, a Competing Transaction (as defined below), neither Gazit-Globe nor any of its affiliates will, without the prior written request of TMC, alone or jointly or in concert with any other person, effect or seek, offer or propose (whether publicly or otherwise) to effect:

•	the acquisition of record or beneficial ownership of any securities or rights to acquire any securities of TMC or any of its subsidiaries, or of any rights or options to acquire such ownership (including from a person other than TMC);

•	the acquisition of any assets owned or managed by or interest in assets owned or managed by TMC or any of its subsidiaries (including any rights or options to acquire any such assets) (including from a person other than TMC);

•	the commencement of any tender or exchange offer for any securities of TMC or any of its subsidiaries; provided that Gazit-Globe will have the right to tender its shares into any tender or exchange offer not commenced by it;

•	the participation in any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote or otherwise with respect to any voting securities of TMC or any of its subsidiaries;

•	except as required by applicable law, the making of any public announcement with respect to any proposal for or offer of any extraordinary transaction involving TMC or any of its securities or assets (or those of its subsidiaries);

•	any other action to seek to control the management, Board of Directors or policies of TMC or any of its subsidiaries;

•	the formation, joining or in any way participating in a “group” (as defined under the Securities Exchange Act of 1934) with respect to TMC;

•	to materially assist or act as a financing source for, or otherwise invest in, any other person to assist them in undertaking any of the foregoing; or

•	any action that could require TMC to make a public announcement as to any of the foregoing.

The Confidentiality and Standstill Agreement also provides that, notwithstanding the foregoing standstill provisions, Gazit-Globe will be invited to participate in TMC’s strategic alternatives process and will be afforded an opportunity comparable to that of any other party to submit a proposal relating to an extraordinary transaction with TMC. The Confidentiality and Standstill Agreement further provides that, if Gazit-Globe provides written notice to TMC that it no longer wishes to participate in the strategic alternatives process, Gazit-Globe may participate as a financing source for a potential transaction relating to TMC or its assets by a third party, provided that the third party has entered into a confidentiality agreement with TMC, is in compliance with any standstill or confidentiality obligations to TMC and TMC consents to such participation (which consent may not be unreasonably withheld or delayed).

A “Competing Transaction” is defined under the Confidentiality and Standstill Agreement to mean (a) the sale or disposition of all or substantially all of the assets of TMC, or of assets of TMC with a fair market value in the aggregate of at least $1,500,000,000, (b) a transaction with a third party constituting a change of control of TMC (whether by merger, consolidation, share or other equity exchange, similar business combination or otherwise), or (c) the issuance by TMC or its subsidiaries of equity securities of TMC or its subsidiaries (or of rights to acquire such securities or securities convertible or exchangeable into any such securities) for aggregate consideration of at least $500,000,000.

The foregoing summary is qualified in its entirety by reference to the text of the Confidentiality and Standstill Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

10.1	Stipulated Final Order of the Delaware Court of Chancery, dated December 5, 2006.

10.2	Confidentiality and Standstill Agreement entered into between The Mills Corporation and Gazit-Globe Ltd., dated December 5, 2006.

99.1	Press Release of December 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ MARK S. ORDAN
Name:	Mark S. Ordan
Title:	Chief Executive Officer and President

THE MILLS LIMITED PARTNERSHIP

By:	The Mills Corporation, its general partner

By:	/s/ MARK S. ORDAN
Name:	Mark S. Ordan
Title:	Chief Executive Officer and President

Date: December 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stipulated Final Order of the Delaware Court of Chancery, dated December 5, 2006.

10.2	Confidentiality and Standstill Agreement entered into between The Mills Corporation and Gazit-Globe Ltd., dated December 5, 2006.

99.1	Press Release of December 5, 2006.